                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 6, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)

          Delaware                     1-15615                   36-1433610
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

155 North Wacker Drive, Suite 500, Chicago, Illinois                60606
    (Address of Principal Executive Offices)                      (Zip Code)

        Registrant's Telephone Number, Including Area Code: 312-782-6800

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On April 6, 2005, Whitehall Jewellers, Inc. (the "Company") entered into the Third Amendment (the "Third Amendment") to the Second Amended and Restated Revolving Credit and Gold Consignment Agreement (the "Credit Agreement"), dated as of July 29, 2003, by and among the Company, LaSalle Bank National Association ("LaSalle"), as administrative agent for the banks ("Banks") party thereto, the Banks, ABN AMRO Bank, N.V., as syndication agent, JP Morgan Chase Bank, as documentation agent, and Back Bay Capital Funding LLC, as an Accommodation Bank. The Third Amendment provides for additional availability under the credit facility provided under the Credit Agreement through a $15 million additional facility from LaSalle and Back Bay Capital Funding LLC which was funded at closing and will be due July 31, 2006. In addition, the Third Amendment provides for, among other things, the addition of a discretionary overadvance subfacility from LaSalle in the amount of $2 million, a change in the maturity date for all outstanding amounts under the Credit Agreement from July 28, 2007 to July 31, 2006, certain modifications of and additions to the calculation of the Borrowing Base and related Reserves (each as defined in the Credit Agreement), and the addition and amendment of certain financial and reporting covenants.

      The above summary of material provisions of the Third Amendment to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Third Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      The following exhibit is furnished herewith as noted below.

Exhibit No.       Exhibit
-----------       -------
10.1              Third Amendment to Second Amended and Restated Revolving
                  Credit and Gold Consignment Agreement, dated as of April 6,
                  2005, among the banks that are or may from time to time become parties thereto, LaSalle Bank National Association, as
                  administrative agent and collateral agent, ABN AMRO Bank,
                  N.V., as syndication agent, JP Morgan Chase Bank, National
                  Association, as documentation agent, Back Bay Capital Funding
                  LLC, as an Accommodation Bank, and the Company

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WHITEHALL JEWELLERS, INC.
                                            (Registrant)

                                      By: /s/ John R. Desjardins
                                          ------------------------------
                                             John R. Desjardins
                                             Executive Vice President
                                             and Chief Financial Officer

Date: April 8, 2005

                                 EXHIBIT INDEX

            The following exhibit is furnished herewith as noted below.

Exhibit No.       Exhibit
-----------       ------------------------
10.1              Third Amendment to Second Amended and Restated Revolving
                  Credit and Gold Consignment Agreement, dated as of April 6,
                  2005, among the banks that are or may from time to time become parties thereto, LaSalle Bank National Association, as
                  administrative agent and collateral agent, ABN AMRO Bank,
                  N.V., as syndication agent, JP Morgan Chase Bank, National
                  Association, as documentation agent, Back Bay Capital Funding
                  LLC, as an Accommodation Bank, and the Company